                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                     Peoples Heritage Financial Group, Inc.
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                                      LOGO

                                                                  March 21, 1997

Dear Stockholder:

     On behalf of the Board of Directors I cordially invite you to attend the Annual Meeting of Stockholders of Peoples Heritage Financial Group, Inc., which will be held at the Portland Marriott Hotel, 200 Sable Oaks Drive, South Portland, Maine 04106, on Tuesday, April 22, 1997 at 10:30 a.m., local time. The matters to be considered by stockholders at the Annual Meeting are described in detail in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. Let me urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Peoples Heritage Financial Group, Inc. are sincerely appreciated.

                                          Sincerely,

                                          /s/ William J. Ryan
                                          William J. Ryan
                                          Chairperson, President and
                                            Chief Executive Officer

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                     PEOPLES HERITAGE FINANCIAL GROUP, INC.
                                 P.O. BOX 9540
                              ONE PORTLAND SQUARE
                           PORTLAND, MAINE 04112-9540
                                 (207)761-8500

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 22, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Peoples Heritage Financial Group, Inc. (the "Company") will be held at the Portland Marriott Hotel, 200 Sable Oaks Drive, South Portland, Maine 04106, on Tuesday, April 22, 1997 at 10:30 a.m., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

          1. To elect four Directors for a three-year term, one director for a two-year term and one director for a one-year term, and in each case until their successors are elected and qualified;

          2. To adopt an Amended and Restated 1995 Stock Option Plan for Non-employee Directors;

          3. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for 1997; and

          4. To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

     The Board of Directors has fixed March 18, 1997 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                          By Order of the Board of Directors

                                          /s/ Carol L. Mitchell
                                          Carol L. Mitchell, Esq.
                                          Executive Vice President, General
                                          Counsel,
                                            Secretary and Clerk

Portland, Maine
March 21, 1997

                     PEOPLES HERITAGE FINANCIAL GROUP, INC.
                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is being furnished to stockholders of Peoples Heritage Financial Group, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors to be used at the Annual Meeting of Stockholders of the Company to be held at the Portland Marriott Hotel, 200 Sable Oaks Drive, South Portland, Maine 04106, on Tuesday, April 22, 1997 at 10:30 a.m., local time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders (the "Annual Meeting"). This Proxy Statement is first being mailed to stockholders on or about March 21, 1997.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "For" the nominees for Director described herein, "For" approval of the Company's Amended and Restated 1995 Stock Option Plan for Non-employee Directors (the "Restated Plan"), "For" ratification of KPMG Peat Marwick LLP ("KPMG Peat Marwick") as the Company's independent auditors for 1997 and, upon the transaction of such other business as may properly come before the Annual Meeting, in accordance with the judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Clerk of the Company written notice thereof (Carol L. Mitchell, Esq., Executive Vice President, General Counsel, Secretary and Clerk; Peoples Heritage Financial Group, Inc., P.O. Box 9540, One Portland Square, Portland, Maine 04112-9540); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Clerk notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

     Only stockholders of record at the close of business on March 18, 1997 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 28,407,603 shares of common stock of the Company, par value $.01 per share (the "Common Stock"), issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented thereat.

     The persons receiving the greatest number of votes of the Common Stock in each class, up to the number of Directors to be elected in such class, shall be elected as Directors of the Company. The affirmative vote of the holders of a majority of all outstanding shares of Common Stock is required for approval of the proposal to adopt the Restated Plan. The affirmative vote of a majority of the votes cast on the matter at the Annual Meeting is required to ratify the appointment of KPMG Peat Marwick as the Company's independent auditors for 1997 and to approve any other matter properly submitted to the stockholders for their consideration at the Annual Meeting.

     With regard to the election of Directors, stockholders may vote in favor of or withhold authority to vote for one or more nominees for Director. Votes that are withheld in connection with the election of one or more nominees for Director will not be counted as votes cast for such individuals and accordingly will have no effect. Abstentions may be specified on all other proposals. Because the proposal to adopt the Restated Plan requires the approval of the holders of a majority of all outstanding shares of Common Stock, an abstention will have the same effect as a vote against such proposal. Abstentions will not be counted in determining the votes cast in connection with the proposal to ratify the Company's auditors and thus will have no effect on such proposal.

     All of the proposals of the Company described herein are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions within ten days of the Annual Meeting.

                             ELECTION OF DIRECTORS
                                 (PROPOSAL ONE)

     The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible and that the members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of Directors is to be elected annually. A resolution of the Board of Directors adopted pursuant to the Company's Articles of Incorporation has established the number of Directors at thirteen.

     Each of the six Directors up for election at the Annual Meeting currently is a Director of the Company. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a Director at the Annual Meeting, and no Director is related to any other Director or executive officer of the Company or of any of its subsidiaries by blood, marriage or adoption.

     If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as Director if elected.

     The following table presents information concerning the nominees for Director and the Directors whose terms continue, including each such person's tenure as a Director of the Company or its subsidiaries. Where applicable, service as a Director includes service as a Director of the Company's banking subsidiaries -- Peoples Heritage Bank, Bank of New Hampshire and Family Bank, FSB ("Family Bank") -- and their respective predecessors.

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2000

                                       POSITION WITH THE COMPANY AND PRINCIPAL
           NAME              AGE        OCCUPATION DURING THE PAST FIVE YEARS         DIRECTOR SINCE
---------------------------  ---   -----------------------------------------------    --------------
Andrew W. Greene             53    Director of the Company; President, Chief               1992
                                   Executive Officer and Director of Blue
                                   Cross/Blue Shield of Maine; President, Chief
                                   Executive Officer and Director of Blue Alliance
                                   Mutual Insurance Company; Chairperson of the
                                   Board and Chief Executive Officer of Machigonne
                                   Agency, Inc.; Director, National Blue Cross and
                                   Blue Shield Association; member of the
                                   President's Council of Visitors, University of
                                   Southern Maine; member of the Board of
                                   Corporators, Maine Medical Center Foundation;
                                   member of the Board of Trustees, New Hampshire
                                   College; member of the Board of Directors of
                                   the Gulf of Maine Aquarium Development
                                   Corporation; member of the Board of Directors
                                   of the Maine Coalition for Excellence in
                                   Education; Director of Maine & Company.

                                       POSITION WITH THE COMPANY AND PRINCIPAL
           NAME              AGE        OCCUPATION DURING THE PAST FIVE YEARS         DIRECTOR SINCE
---------------------------  ---   -----------------------------------------------    --------------
Malcolm W. Philbrook, Jr.    63    Director of the Company; Director of Peoples            1976
                                   Heritage Bank since 1976 and Vice Chairperson
                                   of the Board of Directors of Peoples Heritage
                                   Bank; attorney and President of the law firm of
                                   Crockett, Philbrook & Crouch, P.A., Auburn,
                                   Maine; Director of the Lewiston/Auburn YMCA;
                                   Director, Patrons Mutual Insurance Co.;
                                   President and Trustee, Winter Foundation.
Paul R. Shea                 64    Director of the Company; Chief Executive                1996
                                   Officer and President of Bank of New Hampshire
                                   and Bank of New Hampshire Corporation since
                                   1991; Director of New Hampshire Bankers
                                   Association; Director of the New Hampshire
                                   Business and Industry Association; Director of
                                   the New Hampshire Business Committee for the
                                   Arts; Chairman of Manchester Intown Management,
                                   Inc.; and member of the Government Relations
                                   Council of the American Bankers Association.
John E. Veasey               67    Director of the Company since January 1, 1997;          1997
                                   Director of Family Bank; Owner and President of
                                   Cedardale Athletic Club, a fitness and racquet
                                   sport facility in Haverhill, Massachusetts;
                                   Trustee of Haverhill Public Library; Director
                                   of Greater Haverhill Chamber of Commerce;
                                   member, Haverhill Rotary and Haverhill Monday
                                   Evening Club; and member, International
                                   Health-Racquet Association.

                      NOMINEE FOR DIRECTOR FOR TWO-YEAR TERM EXPIRING IN 1999
Robert A. Marden             70    Vice Chairperson of the Board of Directors of           1976
                                   the Company since October 1990 and former
                                   Chairperson of the Board; Chairperson of the
                                   Board of Directors of Peoples Heritage Bank
                                   since October 1990; attorney and member of the
                                   law firm of Marden, Dubord, Bernier & Stevens,
                                   Waterville, Maine; Trustee Emeritus of Colby
                                   College; in 1997, elected member of the
                                   National Trust for Historic Preservation.

                      NOMINEE FOR DIRECTOR FOR ONE-YEAR TERM EXPIRING IN 1998
Davis P. Thurber             71    Director of the Company; Chairperson of the           1996
                                   Board of Bank of New Hampshire; President,
                                   Chief Executive Officer and Chairperson of the
                                   Board of Bank of New Hampshire Corporation,
                                   1981 to 1996; Director of Pennichuck Corp. and
                                   Trustee of Nutt Hospital.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                STOCKHOLDERS OF THE COMPANY VOTE "FOR" APPROVAL
                         OF THE NOMINEES FOR DIRECTOR.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                     DIRECTORS WITH TERMS EXPIRING IN 1999

                                    POSITION WITH THE COMPANY AND PRINCIPAL
        NAME           AGE           OCCUPATION DURING THE PAST FIVE YEARS            DIRECTOR SINCE
---------------------  ---   -----------------------------------------------------    --------------
Everett W. Gray        70    Director of the Company; Director of Peoples Heritage         1971
                             Bank; retired attorney; former senior partner of the
                             law firm of Gray, Gray & Palmer of Bangor, Maine;
                             member of the Maine State Bar Association and past
                             President of the Penobscot County Bar Association;
                             former Chair of the Title Standards subcommittee of
                             the Maine State Bar Association; former Chair of the
                             Real Estate Section of the Maine State Bar
                             Association; Treasurer and Trustee, Brewer Water
                             District; Chair, Brewer Voter Registration Appeals
                             Board.
William J. Ryan        53    Chairperson, President and Chief Executive Officer of         1989
                             the Company and former Vice Chairperson of the Board
                             of Directors of the Company; Director, President and
                             Chief Executive Officer of Peoples Heritage Bank;
                             prior to joining the Company and Peoples Heritage
                             Bank in July 1989, held various positions with
                             banking subsidiaries of Bank of New England
                             Corporation, including President and Chief Executive
                             Officer of Bank of New England North, Lowell,
                             Massachusetts from January 1989 to July 1989 and
                             Executive Vice President of Bank of New England,
                             Boston, Massachusetts from July 1986 to January 1989
                             and President and Chief Executive Officer of Bank of
                             New England Bay State, Lawrence, Massachusetts from
                             January 1985 to June 1986; Trustee of the Portland
                             Museum of Art; Director of New England Student Loan
                             Association; Director, Blue Cross/Blue Shield of
                             Maine and member of its Finance Committee; Director
                             of Nissan Baking Co.; Director of Central Maine Power
                             Company; member, Partners for Progress; Trustee, New
                             England Banking Institute.
Curtis M. Scribner     59    Director of the Company; Director of Peoples Heritage         1977
                             Bank; Principal of C.M. Scribner & Co., a real estate
                             holding company; past president of J.B. Brown & Son,
                             a real estate management and development company;
                             Trustee of Hurricane Island Outward Bound and current
                             Board Chairman; Trustee of Maine Life Care Retirement
                             Community, Inc.; Director of the Rufus Deering Co.;
                             member of the Maine Committee of Newcomen Society;
                             Corporator, Maine Medical Center and Chairperson of
                             its Real Estate Committee; and Honorary Trustee of
                             the North Yarmouth Academy.

                               DIRECTORS WITH TERMS EXPIRING IN 1998
Robert B. Bahre        69    Director of the Company; Chairperson, President and           1988
                             Chief Executive Officer of Oxford Bank & Trust from
                             1988 to its merger into Peoples Heritage Bank in
                             March 1993 and Director of Oxford Bank & Trust from
                             1972 until the same; Chairman of the Board and Chief
                             Executive Officer of New Hampshire International
                             Speedway.

                                    POSITION WITH THE COMPANY AND PRINCIPAL
        NAME           AGE           OCCUPATION DURING THE PAST FIVE YEARS            DIRECTOR SINCE
---------------------  ---   -----------------------------------------------------    --------------
Katherine Greenleaf    48    Director of the Company; Director of Peoples Heritage         1991
                             Bank from 1981 to 1991; Senior Director, Ben &
                             Jerry's Ice Cream, from 1996 to present; Vice
                             President of The Limited Stores from 1993 to 1995;
                             Vice President of Hannaford Bros., Inc. from 1985 to
                             1993; former Vice President of UNUM, from 1973 to
                             1985; admitted to practice law before the Maine and
                             Massachusetts Bars; member of Hurricane Island
                             Outward Bound.
Pamela P. Plumb        53    Director of the Company; Vice Chairperson of the              1979
                             Company since 1990; former Vice Chairperson and
                             Director of Peoples Heritage Bank; President, Pamela
                             Plumb & Associates; member of the Board of the
                             Children's Museum, Advisory Board of Greater Portland
                             Landmarks, Inc. and the Gulf of Maine Aquarium;
                             Co-Chair, Campaign for Greater Portland Cares; former
                             Mayor and member of the City Council of the City of
                             Portland, Maine; former Board member and past-
                             President of the National League of Cities.
Dana S. Levenson       43    Director of the Company; Director of Bank of New              1995
                             Hampshire and Bank of New Hampshire Corporation or
                             their predecessors since 1993; President of Ann Ellen
                             Enterprises, Inc., a 35-store specialty retail
                             operation from 1981 to 1996; President of Quatro
                             Realty Corporation; member of Portsmouth Rotary Club
                             since 1977; Treasurer, Dartmouth Club of the
                             Seacoast.

STOCKHOLDER NOMINATIONS

     Article III, Section 4 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all nominations for election to the Board of Directors, other than those made by the Board, to be made at a meeting of stockholders called for the election of Directors, and only by a stockholder who has complied with the notice provisions in that section. Written notice of a stockholder nomination must be given either by personal delivery or by United States mail, postage prepaid, to the Clerk of the Company not later than (i) 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders and (ii) with respect to an election to be held at a special meeting of stockholders for the election of Directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written notice of a stockholder nomination shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
(c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the "Commission"); and (e) the consent of each nominee to serve as a Director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The Company did not receive any stockholder nominations for Director in connection with the Annual Meeting.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

     Regular meetings of the Board of Directors of the Company are held six times per year. The Board of Directors of the Company held a total of eight regular and special meetings during 1996. In addition, there were meetings during 1996 of the Executive, Governance and Nominating, and Audit Committees of the Board of Directors. No Director of the Company attended fewer than 80% of the aggregate total number of meetings of the Board of Directors held while he or she was a member of the Board during 1996 and the total number of meetings held by all committees thereof during the period which he or she served on such committees during 1996.

     The Board of Directors of the Company has established various committees, including Executive/ALCO, Asset Review, Audit, Human Resources and Governance and Nominating Committees. The Asset Review Committee has been established to provide direct involvement of the Board of Directors in asset quality issues of the Company. A brief description of the Audit, Human Resources, and Governance and Nominating Committees is set forth below.

     The Audit Committee receives and reviews internal and independent auditors' reports and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. Currently, the members of this committee are Directors Philbrook (Chairperson), Gray and Scribner. The Audit Committee met five times in 1996.

     The Human Resources Committee has been delegated authority to handle all personnel and compensation matters for the Company. Currently, the members of this committee are Directors Greenleaf (Chairperson), Gray, Greene and Plumb. The Human Resources Committee met seven times in 1996.

     The Governance and Nominating Committee evaluates and makes recommendations to the Board of Directors for the election of Directors. Currently, the members of this committee are Directors Ryan (Chairperson), Marden and Plumb. The Governance and Nominating Committee met one time during 1996.

COMPENSATION OF DIRECTORS

     Fees. Directors of the Company, other than those Directors who are employed by the Company or its subsidiaries, are paid an annual retainer of $17,250, $4,000 of which is in the form of restricted stock under the Company's Restricted Stock Plan for Non-Employee Directors ("Restricted Stock Plan"), described below. In addition, Directors, other than those who are employed by the Company or its subsidiaries, annually receive an option to purchase 1,000 shares of Common Stock under the Company's 1995 Stock Option Plan for Non-Employee Directors (the "Plan"), described below. Mr. Marden receives a total of $24,250, $4,000 of which is in the form of restricted stock, in recognition of his additional duties as Chairperson of the Board of Directors of Peoples Heritage Bank. All non-employee Directors also receive $500 for attendance at each meeting of the Board of Directors of the Company or any of its committees and reimbursement for travel time in excess of one hour at a rate of $25 per hour per meeting, up to a maximum of six hours.

     Restricted Stock Plan for Non-Employee Directors. In 1990, the Board of Directors and stockholders of the Company adopted the Restricted Stock Plan, pursuant to which a portion of the compensation of the non-employee Directors of the Company is paid in shares of Common Stock. Eligible participants in the Restricted Stock Plan include each member of the Board of Directors of the Company who is not a full-time employee of the Company or any of its subsidiaries (the "Participants").

     Pursuant to the Restricted Stock Plan, $4,000 of the amount of the annual fee payable to each Participant for service on the Board of Directors of the Company is payable solely in shares of Common Stock. Such fees are payable in one annual installment on the first day of July in each calendar year for service on the Board of Directors of the Company and any committee thereof in the first six months of such calendar year. The number of shares of Common Stock to be issued to each Participant on each payment date is determined by dividing such annual installment by the fair market value of such shares, which is defined in the Restricted Stock Plan to mean the closing price of the Common Stock on the last trading day preceding the relevant payment date, as reported in The Wall Street Journal.

     During any calendar year, the Board of Directors of the Company may elect to decrease the amount of the annual fee payable pursuant to the Restricted Stock Plan in the form of shares of Common Stock to each Participant for service on the Board of Directors of the Company and/or any committee thereof during the succeeding calendar year or to increase the amount of such annual fee payable in the form of shares of Common Stock to a dollar amount which does not exceed $10,000.

     The holders of shares of Common Stock acquired pursuant to the Restricted Stock Plan are entitled to all distributions made with respect thereto and all voting rights associated therewith. The shares of Common Stock issued under the Restricted Stock Plan may not be sold, hypothecated or transferred (including, without limitation, transfer by gift or donation), however, except that such restrictions shall lapse upon (a) death of the Participant; (b) disability of the Participant preventing continued service on the Board of Directors of the Company; (c) retirement of the Participant from service as a Director of the Company in accordance with the policy on retirement of non-employee Directors of the same then in effect; (d) termination of service as a Director with the consent of a majority of the members of the Board of Directors of the Company, other than the Participant; or (e) a Change in Control, as defined in the Plan. If a Participant ceases to be a Director of the Company for any other reason, the shares of Common Stock issued to such Director pursuant to the Restricted Stock Plan shall be forfeited and revert to the Company. Certificates evidencing the shares of Common Stock issued to Participants pursuant to the Restricted Stock Plan contain a restrictive legend which notes the foregoing restrictions on transfer.

     In 1996, 196 shares of Common Stock were issued pursuant to the Restricted Stock Plan to each non-employee Director of the Company.

     1995 Stock Option Plan for Non-Employee Directors. In 1995, the Board of Directors and the stockholders of the Company adopted the Plan, pursuant to which each person who is elected or appointed a non-employee Director of the Company and who is not a full-time employee of the Company or any of its subsidiaries shall automatically receive on an annual basis an option to purchase 1,000 shares of Common Stock. The exercise price per share for each option granted under the Plan shall be the fair market value per share of the Common Stock of the Company on the day the option is granted. For additional information relating to the Plan, as amended and restated by the Company, see "Proposal to Adopt the Amended and Restated 1995 Stock Option Plan for Non-Employee Directors" below.

     In 1996, an option to purchase 1,000 shares of Common Stock was granted pursuant to the Plan to each non-employee Director of the Company at the time of grant.

     Directors' Deferred Compensation Plan. The Company maintains a Directors' Deferred Compensation Plan which allows Directors of the Company and its subsidiaries to defer all or any portion of the fees received from the Company or its subsidiaries. Benefits are payable upon the date elected by the Directors for the distribution in a lump sum or in equal annual installments over a period not to exceed ten years, and a Director may elect annually to have the amounts deferred treated as if they were invested in a money market account, a mutual fund selected by the administering committee or in Common Stock. During 1996, Directors Greene and Levenson elected to defer certain of their compensation pursuant to the Directors' Deferred Compensation Plan.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following information is provided with respect to each person who currently serves as an executive officer of the Company but does not serve on the Company's Board of Directors. There are no arrangements or understandings between the Company and any such person pursuant to which such person has been elected an officer, and no such officer is related to any Director or other officer of the Company by blood, marriage or adoption.

     Peter J. Verrill, 48, was elected Chief Operating Officer and Chief Financial Officer of the Company and Peoples Heritage Bank, effective January 1, 1996. From 1988 through December 1995, Mr. Verrill served as Executive Vice President and Treasurer of the Company and as its Chief Financial Officer. Previously, Mr. Verrill served as Senior Vice President and Treasurer of Peoples Heritage Bank from February 1985 through January 1988, and as Executive Vice President, Chief Financial Officer and Treasurer of Peoples Heritage Bank from February 1988 through December 1995. Mr. Verrill, who is a certified public accountant, was Senior Vice President, Finance of a predecessor of Peoples Heritage Bank from 1982 to 1985. Mr. Verrill serves as a director of the Financial Management Committee of Catholic Charities of Maine, a non-profit organization which provides human services under various state, federal and private contracts, and as director of TrainRiders Northeast. Mr. Verrill also is a Director of United Way of Greater Portland, as well as a member of its Finance Committee. Mr. Verrill is a member of the American Institute of Certified Public Accountants and the Maine Society of Public Accountants.

     R. Scott Bacon, 43, was elected Executive Vice President of the Company effective January 1, 1997. From July 1, 1996 to the present, Mr. Bacon has served as Executive Vice President and Chief Operating Officer of Bank of New Hampshire. Previously, Mr. Bacon served as President and Chief Executive Officer of Bank of New Hampshire-Portsmouth from April 1987 through September 1991, and as Executive Vice President and Senior Loan Officer of Bank of New Hampshire from October 1991 through June 1996. Mr. Bacon is an advisory member of the Manchester United Way. Mr. Bacon also is a member of Robert Morris Associates, the professional association of lending and credit risk professionals.

     David D. Hindle, 57, has been Chairperson of Family Bank since 1995 and President of Family Bank since 1988. Previously, Mr. Hindle was President and Chief Executive Officer of Family Bank-NH from 1990 until its merger with Family Bank in 1995. Mr. Hindle is a member of the Resource Development Committee of the United Way of Merrimack Valley and a Director of The Lowell Plan and the George C. Wadleigh Charitable Foundation. He serves on the Business Executive Advisory Board of the University of Massachusetts Lowell College of Management, the Advisory Board of the Whittier Regional Vocational Technical High School, and is a Trustee of the Pentucket Regional High School Scholarship Foundation.

     John W. Fridlington, 52, was elected Executive Vice President of the Company and Executive Vice President of Commercial Lending of Peoples Heritage Bank in January 1992. Mr. Fridlington was formerly Executive Vice President, Commercial Lending, at Heritage Bank for Savings in Holyoke, Massachusetts from 1988 to 1992. Prior to his tenure at Heritage Bank for Savings, Mr. Fridlington's banking career included over 20 years of service in various capacities at Community Savings Bank, BayBank Valley Trust Co., Mechanics Bank and New England Merchants Bank, all of which are located in Massachusetts. Mr. Fridlington serves as a Director of the Institute for Civic Leadership in Portland; the Park Danforth Corporation, a private non-profit housing corporation; the Susan Curtis Foundation; and the Maine Children's Cancer Program. Mr. Fridlington also serves on the campaign cabinet of the United Way of Greater Portland.

     Glenn McAllister, 48, was elected Executive Vice President of the Company effective January 1, 1997 and Executive Vice President of Peoples Heritage Bank in July 1993. Prior to joining Peoples Heritage Bank in July 1993, he held various positions with subsidiaries of Citicorp including President and Chief Executive Officer of Citibank (New York State) from January 1991 to July 1993 and Chairperson, President and Chief Executive Officer of Citibank (Maine) N.A. from March 1986 to January 1991. Mr. McAllister is a Director of the United Way of Greater Portland serving on its Executive Committee and as the 1990 Campaign Chairperson; Director of Portland's Downtown Development District; Corporator, Maine Medical Center; and a member of Friends of Pine Tree Legal Assistance, Inc.

     Carol L. Mitchell, 41, was elected Executive Vice President of the Company and Peoples Heritage Bank effective January 1, 1997. Ms. Mitchell joined the Company in August 1990 and was elected Senior Vice President, General Counsel and Clerk in 1992. Ms. Mitchell currently oversees the Legal Affairs, Human Resources and Facilities Departments of the Company and/or Peoples Heritage Bank. Prior to joining the Company, Ms. Mitchell's banking career included service in various capacities at Maine Savings Bank and the Bank of Boston. She is an attorney, admitted to practice law in Maine, and is a member of the American Bar Association, the Maine Bar Association and the Cumberland Bar Association. Ms. Mitchell is a Director of the Maine Bar Foundation and serves on its Bankers Advisory Committee; a Director of Case Management for Youth, Inc.; a mentor for the Judge Baker Child Advocacy Programs; a member of the Board of Visitors of the University of Maine School of Law; and Program Chairperson for the Maine In-house Counsel Association.

     Wendy Suehrstedt, 38, was elected Executive Vice President, Retail Delivery of the Company and Peoples Heritage Bank effective January 1, 1997. Previously, Ms. Suehrstedt served as Senior Vice President of Retail and Small Business Banking at Peoples Heritage Bank and Senior Vice President of the Company in charge of Commercial Credit Policy and Administration from 1991 to 1994. She joined Peoples Heritage Bank as Vice President of Commercial Loan Review in 1990. Ms. Suehrstedt is Chairperson of the Maine Group of Robert Morris Associates, a professional association of lending and credit risk professionals, and Chairperson of the Community Services Allocation Panel for the United Way of Greater Portland.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth information as to the Common Stock beneficially owned as of the indicated date by (i) each Director of the Company and each executive officer of the Company named in the Summary Compensation Table below and (ii) all Directors and executive officers of the Company as a group. As of the date of this Proxy Statement, there was no person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who or which were known by the Company to be the beneficial owner of 5% or more of the outstanding Common Stock.

                                                                       SHARES BENEFICIALLY OWNED
                                                                          AS OF DECEMBER 31,
                                                                                1996(1)
                                                                       -------------------------
                      NAME OF BENEFICIAL OWNER                          AMOUNT           PERCENT
---------------------------------------------------------------------  ---------         -------
Directors:
  Robert P. Bahre....................................................     39,856(2)         --
  Everett W. Gray....................................................      6,927(2)         --
  Andrew W. Greene...................................................      4,445(2)         --
  Katherine M. Greenleaf.............................................      8,319(2)         --
  Dana S. Levenson...................................................      6,469(2)         --
  Robert A. Marden...................................................     10,060(2)(3)      --
  Malcolm W. Philbrook, Jr...........................................     49,074(2)(4)      --
  Pamela P. Plumb....................................................     10,477(2)         --
  William J. Ryan....................................................    209,020(5)         --
  Curtis M. Scribner.................................................      9,499(2)         --
  Paul R. Shea.......................................................      8,260            --
  Davis P. Thurber...................................................    300,239(2)         --
  John E. Veasey.....................................................    158,082(2)         --
Executive officers who are not Directors and are named in the Summary
  Compensation Table below:
  Peter J. Verrill...................................................     88,044(5)(6)      --
  John W. Fridlington................................................     70,824(5)         --
  All directors and executive officers of the Company as a group (20
     persons)........................................................  1,133,614(7)        3.9%

---------------
(1) The number of shares beneficially owned by the persons set forth above is determined under rules under Section 13 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, an individual is considered to beneficially own any shares of Common Stock if he or she directly or indirectly has or shares: (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares and all individual holdings amount to less than 1% of the issued and outstanding Common Stock.

(2) In the case of all non-employee Directors other than Messrs. Marden and Thurber, includes outstanding options to purchase 2,000 shares of Common Stock granted pursuant to the Plan, and in the case of Messrs. Marden and Thurber includes outstanding options to purchase 1,373 shares and 1,000 shares of Common Stock granted pursuant to the Plan, respectively.

(3) Includes 1,714 shares held by Mr. Marden's spouse, with whom beneficial ownership of such shares is shared.

(4) Includes 1,670 shares held by one entity for which Mr. Philbrook serves as Director; beneficial ownership of such shares is shared with the other members of the investment committee. Also includes 14,416 shares held in various trusts for which Mr. Philbrook serves as sole trustee or in one case as co-trustee; beneficial ownership of 2,505 of such shares is shared with a co-trustee.

(5) Includes shares over which an officer has voting power pursuant to the Company's Thrift Incentive Plan and Profit Sharing Employee Stock Ownership Plan and options to purchase shares of Common Stock granted pursuant to the Company's stock option plans which are exercisable within 60 days of December 31, 1996, as follows:

                                                                  PROFIT SHARING    CURRENTLY
                                               THRIFT INCENTIVE   EMPLOYEE STOCK   EXERCISABLE
                                                     PLAN         OWNERSHIP PLAN     OPTIONS
                                               ----------------   --------------   -----------
         William J. Ryan.....................       23,315             2,936         169,565
         John W. Fridlington.................        3,737             2,018          60,301
         Peter J. Verrill ...................       17,964             2,936          61,047

(6) Includes 250 shares and 25 shares held by Mr. Verrill's wife and son, respectively, in each case with whom beneficial ownership of such shares is shared.

(7) Includes an aggregate of 63,052 shares of Common Stock which are held by the trusts established pursuant to the Thrift Incentive Plan (46,832 shares) and the Company's Profit Sharing Employee Stock Ownership Plan (16,220 shares) on behalf of executive officers of the Company as a group. Also includes 387,658 shares which may be acquired by directors and executive officers as a group upon the exercise of outstanding stock options which are exercisable within 60 days of December 31, 1996; shares subject to the foregoing stock options are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by Directors and executive officers of the Company as a group.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Exchange Act, the Company's Directors, officers and any persons holding more than 10% of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Commission and the National Association of Securities Dealers, Inc. ("NASD") by specific dates. Based on representations of its Directors and officers and copies of the reports that they have filed with the Commission and the NASD, the Company believes that all of these filing requirements were satisfied by the Company's Directors and officers in 1996.

                     COMPENSATION OF EXECUTIVE OFFICERS AND
                          TRANSACTIONS WITH MANAGEMENT

     The following table discloses compensation received by the Company's chief executive officer and the four other most highly-compensated executive officers of the Company for the three years ended December 31, 1996.

SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM COMPENSATION
                                                                          -------------------------------------
                                            ANNUAL COMPENSATION                    AWARDS             PAYOUTS
                                    ------------------------------------  -------------------------  ----------
                                                          OTHER ANNUAL      RESTRICTED     OPTIONS/     LTIP        ALL OTHER
      EXECUTIVE OFFICER       YEAR  SALARY($)  BONUS($)  COMPENSATION($)  STOCK AWARDS($)  SARS(#)   PAYOUTS($)  COMPENSATION($)
----------------------------- ----- ---------  --------  ---------------  ---------------  --------  ----------  ----------------
                                       (1)       (2)           (3)                           (4)        (5)            (6)
William J. Ryan..............  1996 $ 384,378  $251,550      $ 4,720            $ 0         65,000     $    0        $ 10,750
Chairperson, President and     1995   363,136   229,950        5,723              0         59,705          0           9,000
  Chief Executive Officer      1994   333,941   245,000        4,845              0         67,972      3,479          12,000
Paul R. Shea.................  1996   249,933   107,555          438              0        11,700           0           6,765
  President -- Bank of New
  Hampshire(7)
Peter J. Verrill.............  1996   210,700   145,775        2,719              0         26,700          0          10,750
  Executive Vice President,    1995   170,729   122,354        2,944              0         26,393          0           9,000
  Chief Operating Officer      1994   161,120   102,914        3,256              0         29,563      4,880          12,000
  and Chief Financial
  Officer

                                                                                 LONG-TERM COMPENSATION
                                                                          -------------------------------------
                                            ANNUAL COMPENSATION                    AWARDS             PAYOUTS
                                    ------------------------------------  -------------------------  ----------
                                                          OTHER ANNUAL      RESTRICTED     OPTIONS/     LTIP        ALL OTHER
      EXECUTIVE OFFICER       YEAR  SALARY($)  BONUS($)  COMPENSATION($)  STOCK AWARDS($)  SARS(#)   PAYOUTS($)  COMPENSATION($)
----------------------------- ----- ---------  --------  ---------------  ---------------  --------  ----------  ----------------
                                       (1)       (2)           (3)                           (4)        (5)            (6)
John W. Fridlington..........  1996   170,465    94,206           619              0        22,100           0          10,750
  Executive Vice President     1995   163,437    96,106           581              0        26,393           0           9,000
  -- Commercial Lending        1994   153,927   102,914           581              0        29,563           0          12,000
Henry G. Beyer...............  1996   145,706    94,206             0              0         7,100           0          10,750
  Executive Vice President     1995   135,879    96,106             0              0        26,393           0           9,000
  -- Retail Banking(8)         1994   127,195   102,914             0              0        29,563       2,380          12,000

---------------
(1) In addition to base salaries, amounts disclosed in this column include (i) amounts deferred pursuant to the Company's Senior Officers' Deferred Compensation Plan, which generally allows eligible officers to defer up to 35% of their salaries, and (ii) amounts deferred pursuant to the Company's Thrift Incentive Plan, which generally allows employees of the Company and participating subsidiaries to defer up to 15% of their compensation, subject to applicable limitations in Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). Executive officers are considered for base salary adjustments each April 1.

(2) Bonuses in 1996 were earned under the Company's Annual Incentive Compensation Program and paid in 1997.

(3) Includes the value of a Company-owned automobile for Mr. Ryan and Mr. Shea and club memberships for Messrs. Ryan, Verrill and Fridlington, which in each case amounts to substantially less than the lesser of either $50,000 or 10% of the total of annual salary and bonus for the respective named executive officers.

(4) Consists of awards granted pursuant to the Company's stock option plans.

(5) Long-term incentive payments were earned in 1989 under the Company's Long-Term Incentive Bonus Plan based on the Company's earnings per share performance in 1989, but vest and are distributed over a five-year period. Long-term incentive payments under this plan have not been earned since 1989.

(6) Includes matching contributions by the Company pursuant to the Company's Thrift Incentive Plan and contributions to the Company's Profit Sharing and Employee Stock Ownership Plan.

(7) Mr. Shea became an executive officer of the Company as a result of its acquisition of Bank of New Hampshire Corporation in April 1996.

(8) Compensation in 1996 does not include payments made to Mr. Beyer following his voluntary resignation as an executive officer of the Company effective January 1, 1997. See "-- Severance Agreements" below.

OPTIONS/SAR GRANTS IN 1996

     The following table provides information relating to option grants pursuant to the Company's stock option plans during 1996 to the named executive officers.

                                                 INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                          ---------------------------------------------------------------    VALUE AT ASSUMED
                                         PERCENT OF                                        RATES OF STOCK PRICE
                                            TOTAL                                            APPRECIATION FOR
                                       OPTIONS GRANTED                                        OPTION TERM(6)
                           OPTIONS     TO EMPLOYEES IN    EXERCISE         EXPIRATION      ---------------------
   EXECUTIVE OFFICER      GRANTED(#)       1996(3)          PRICE             DATE            5%         10%
------------------------  ----------   ---------------   -----------   ------------------  --------   ----------
William J. Ryan.........  35,000(1)          9.19%       $23.4375(4)     November 6, 2006  $515,887   $1,307,364
William J. Ryan.........  30,000(2)          7.88          25.375(5)    December 17, 2006   478,742    1,213,234
Paul R. Shea............  11,700(1)          3.07         23.4375(4)     November 6, 2006   172,453      437,033
Peter J. Verrill........  11,700(1)          3.07         23.4375(4)     November 6, 2006   172,453      437,033
Peter J. Verrill........  15,000(2)          3.94          25.375(5)    December 17, 2006   239,370      606,617
John W. Fridlington.....   7,100(1)          1.86         23.4375(4)     November 6, 2006   104,651      265,208
John W. Fridlington.....  15,000(2)          3.94          25.375(5)    December 17, 2006   239,370      606,617
Henry G. Beyer..........   7,100(1)          1.86         23.4375(4)     November 6, 2006   104,651      265,208

---------------
(1) Options vest and become exercisable 50% per year commencing on the first anniversary of the date of grant (November 6, 1997). None of the indicated awards were accompanied by stock appreciation rights.

(2) Options fully vest and become exercisable on the fifth anniversary of the date of grant (December 17, 2001). None of the indicated awards were accompanied by stock appreciation rights.

(3) Percentage of options to purchase an aggregate of 360,810 shares of Common Stock granted to all employees during 1996.

(4) The exercise price was based on the market price of the Common Stock on the date of grant.

(5) The exercise price was based on the higher of the market price on the date of the grant ($25.375) or the market price on November 6, 1996 ($23.4375).

(6) Assumes future stock prices of $38.18 and $60.79 for options granted on November 6, 1996 and $41.33 and $65.82 for options granted on December 17, 1996, at compounded rates of return of 5% and 10%, respectively. No discount has been applied to determine a net present value of each award; however, a 7.0% discount would yield real values of 51% of the values shown under the 5% and 10% columns, respectively.

AGGREGATED OPTION/SAR EXERCISES IN 1996 AND YEAR-END OPTION/SAR VALUES

     The following table provides information relating to option/SAR exercises in 1996 by the named executive officers and the value of such officers' unexercised options/SARs at December 31, 1996.

                                                                                       VALUE OF UNEXERCISED
                                                                NUMBER OF                  IN-THE-MONEY
                                                               OPTIONS/SARS              OPTIONS/SARS AT
                                                              AT YEAR END(#)              YEAR END($)(1)
                          SHARES ACQUIRED     VALUE     --------------------------  --------------------------
    EXECUTIVE OFFICER     ON EXERCISE(#)   REALIZED($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
------------------------- ---------------  -----------  -----------  -------------  -----------  -------------
William J. Ryan..........           0       $       0     169,565       139,853     $ 3,171,420    $ 961,006
Paul R. Shea.............           0               0           0        11,700               0       53,381
Peter J. Verrill.........       5,000         101,250      61,047        62,397       1,088,193      441,933
John W. Fridlington......           0               0      60,301        57,797       1,062,457      420,945
Henry G. Beyer...........      12,500         182,750      42,801        42,797         672,857      381,571

---------------
(1) Based on a per share market price of $28.00.

PENSION PLAN

     The following table sets forth the estimated benefits payable under the Company's qualified defined benefit plan for all eligible employees. This benefit and a supplemental benefit (for those executive officers covered under a supplemental retirement plan, as described below) provide a competitive total pension benefit plan. Covered compensation in the following table is limited to the $150,000 ceiling as provided under the Omnibus Budget Reconciliation Act of 1993.

             CAREER AVERAGE                10 YEARS       15 YEARS       20 YEARS       25 YEARS       30 YEARS
              COMPENSATION                OF SERVICE     OF SERVICE     OF SERVICE     OF SERVICE     OF SERVICE
----------------------------------------  ----------     ----------     ----------     ----------     ----------
$125,000................................   $ 24,970       $ 37,455       $ 49,940       $ 62,426       $ 74,911
 150,000................................     30,345         45,518         60,690         75,863         91,036

---------------

(1) Benefit formula is 1.5% of career average earnings plus 0.65% of career average earnings above covered compensation. For 1997 year of retirement covered compensation equaled $29,304.

(2) Career average salary limited to $150,000.

(3) Maximum allowable annual benefit for 1997 is $160,000.

     The amounts indicated for each of the named executive officers assume level salaries until retirement and that participants elect a straight life annuity form of benefit. The maximum annual compensation which may be taken into account under qualified plans will be indexed for inflation after 1994.

     The Company and each of Messrs. Ryan, Verrill, Fridlington and Beyer have entered into supplemental retirement agreements which provide for a cumulative retirement benefit (together with qualified plan benefits and other integrated benefits, as set forth below) equal to 65% of each such executive's respective compensation for the highest five consecutive of the last ten years of the executive's employment. Compensation includes annual salary and bonuses, but excludes amounts paid pursuant to any stock option, stock appreciation right or other long-term compensation plans of the Company. The Company does not believe that the covered compensation differs substantially (by more than 10%) from that set forth in the Summary Compensation Table set forth above. The benefits under the supplemental retirement agreements for covered executives generally are integrated with, and thus reduced by, (i) 50% of the officer's primary Social Security benefit estimated at the normal retirement age of 65; (ii) the annual amount of benefits payable to the officer at age 65 on a life annuity basis from the qualified pension retirement plan maintained by the Company; (iii) the annual amount of benefits payable on the same basis of that portion of the account balances attributable to contributions by the Company to any and all qualified defined contribution plans maintained by the Company; and (iv) the annual amounts of benefits payable on the same basis attributable to contributions by the Company to any other qualified or non-qualified retirement plans or agreements maintained or entered into by the Company. Each of the supplemental retirement agreements provides for a reduction in the benefit to be provided if the executive does not complete 25 years of service with the Company or any of its subsidiaries.

     The supplemental executive retirement plan for Mr. Shea generally provides benefits which are equal to the amount of the normal form (life annuity) of pension benefit to which he would have been entitled to receive under the Retirement Plan for employees of Bank of New Hampshire Corporation and Bank of New Hampshire without taking into account the maximum compensation limitations permissible under the Code and the limitations imposed by Section 415 of the Code, less the normal form (life annuity) of benefit which is actually payable to him under such plan.

     At December 31, 1996, the expected annual benefits under the supplemental retirement agreements with Messrs. Ryan, Shea, Verrill, Fridlington and Beyer were $169,499, $27,600, $0, $13,326 and $17,553, respectively, assuming level future salaries and an 8% return on defined contribution investment accounts. These figures are based on 12, 0, 17, 12 and 12 years until retirement for Messrs. Ryan, Shea, Verrill, Fridlington and Beyer, respectively.

     At December 31, 1996, Messrs. Ryan, Shea, Verrill, Fridlington and Beyer had seven, sixteen, nineteen, five and fifteen years of credited service under the Company's defined benefit pension plan, respectively.

SEVERANCE AGREEMENTS

     The Company has entered into severance agreements with Messrs. Ryan, Verrill, Fridlington and each of the other executive officers of the Company, pursuant to which these officers would receive specified benefits in the event that their employment was terminated by the Company other than for cause, disability, retirement or death following a change in control of the Company, as defined, or the officers terminated their employment under such circumstances for "good reason," as defined. The benefits payable under such circumstances include a lump sum payment equal to three times (in the case of Messrs. Ryan and Verrill) and two times (in the case of each other executive officer) the sum of
(i) the officer's annual salary at the rate in effect at the specified time and
(ii) the greatest of the bonuses paid to such officer or accrued on his behalf in either the year in which the change in control occurred or the immediately preceding year. In addition, each such officer would be entitled under such circumstances to be covered at the expense of the Company by the same or equivalent hospital, medical, dental, accident, disability and life insurance coverage as in effect for the officer immediately prior to termination of his or her employment until the earlier of three years (in the case of Messrs. Ryan and Verrill) and two years (in the case of each other executive officer) following termination of employment or the date the officer has commenced new employment which provides comparable benefits. The agreements also provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Code, and payments will cause the executive officer to incur an excise tax under the Code, the Company shall pay the executive officer an amount such that after payment of all federal, state and local income tax and any additional excise tax, the executive will be fully reimbursed for the amount of such excise tax. Excess parachute payments generally are payments in excess of three times the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date of a change in control of the employer ("base amount"). Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

     Pursuant to a Separation Agreement, dated as of December 19, 1996, between the Company and Mr. Beyer, the Company agreed to pay certain amounts and provide certain benefits to Mr. Beyer in connection with his voluntary resignation as an Executive Vice President of the Company effective January 1, 1997. These amounts and benefits included (i) a lump sum payment of $146,775 (which is the equivalent of Mr. Beyer's annual base salary at the time of resignation), which was paid on January 5, 1997, (ii) the payment of short-term incentive compensation earned by Mr. Beyer through December 31, 1996 in accordance with the Company's Annual Incentive Compensation Program, which is reflected in the Summary Compensation Table above, and (iii) the payment of a portion of Mr. Beyer's present family medical coverage costs through December 31, 1997.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OR THE EXCHANGE ACT, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE HUMAN RESOURCES COMMITTEE AND PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

REPORT OF THE HUMAN RESOURCES COMMITTEE

     The Human Resources Committee of the Board of Directors of the Company makes this report on executive compensation for the year ended December 31, 1996.

     During 1996, the members of the Human Resources Committee were Katherine M. Greenleaf, Chairperson, Everett W. Gray, Andrew W. Greene and Pamela P. Plumb.

     One of the responsibilities of the Human Resources Committee is to determine the compensation of the executive officers of the Company. The components of compensation include salary, bonuses under an annual incentive program, stock options under the Company's stock option plans and contributions by the Company under its defined benefit Pension Plan, Thrift Incentive Plan and Profit Sharing Employee Stock Ownership Plan. The bases for determining contributions to the Company's Pension Plan, Thrift Incentive Plan and Profit Sharing Employee Stock Ownership Plan are the same for all participants in those plans, including executive officers.

     It is the policy of the Human Resources Committee to determine the components of executive compensation to accomplish the following objectives:

          A. To reward executives for enhancement of shareholder value as reflected in the Company's annual earnings performance and the market price of the Common Stock;

          B. To balance rewards for accomplishments of short and long-term performance goals;

          C. To sponsor a pay-for-performance structure which awards executives with above-market levels of compensation when the Company outperforms its forecasted earnings, and below-market compensation when financial performance trails its forecasted earnings;

          D. To have greater portions of total compensation at risk for performance as the management level increases;

          E. To encourage ownership of Company stock through annual grants of stock options, not only to highly compensated executives of the Company, but also to management personnel throughout the Company; and

          F. To attract and retain highly qualified executives critical to the Company's long-term success.

     The Company's compensation philosophy is to provide its executives, including the President and Chief Executive Officer, with conservatively competitive base salaries along with performance-based annual and long-term incentives which provide an appropriate balance and focus between near-term and long-term objectives of the Company. The compensation model for executives of the Company targets total compensation to be competitive (at least the 50th percentile) when measured against a range of selected comparable companies, including bank holding companies and banks in the Company's size range. Comparability is established based on several criteria, including size and scope of business. This comparative analysis was carried out in 1996 with the assistance of Towers Perrin, a nationally-recognized independent consulting firm. The comparison group is broader than the regional bank holding company and bank group described in the performance graph below, and contains some, but not all of the bank holding companies and banks in that group. The Committee believes that the broader group provides a sounder and more appropriate basis for comparison in setting compensation levels because of similarities in size and scope of business with the Company. The Committee also seeks to ensure that compensation reflects annual evaluations of corporate and individual performance. Except as otherwise described below, the Committee adjusted salaries in 1996 based on this methodology, and with the assistance of Towers Perrin.

     Mr. Ryan's salary was increased from $367,500 to $390,000 during 1996, which was at the mid-range of the selected comparison group. Mr. Ryan's salary, after adjustment in 1995, was slightly above the mid-point for that year, consistent with the policy described above. The mid-point for comparable companies increased in 1996 and due to the continued excellent results achieved by the Company in 1995, particularly as regards return on assets and market price of Company stock, the Committee determined that an increase in salary to the new market median was appropriate.

     The annual bonus plan provided for payouts at a specific target (40% and 35% of base salary range mid-point for the President and Chief Executive Officer and Executive Vice President levels, respectively) upon achieving net income of $50.5 million for the year, with a maximum payout of 70% and 65%, respectively, for net income of at least $54.4 million, or 7.7% over forecasted earnings. Under the plan, a threshold level of earnings of $43.6 million was required before any bonus compensation was paid. As a result of the Company's earnings for 1996, bonuses for Messrs. Ryan, Verrill, Shea, Beyer and Fridlington were $251,550, $145,775 $107,555, $94,206 and $94,206, respectively.

     The Committee has awarded stock option grants annually at market exercise prices since 1991. In 1994, Frederic W. Cook & Co., Inc. ("Cook"), a nationally-recognized executive compensation consulting firm, evaluated long-term compensation and determined that it was appropriate for the Committee to establish share guidelines for the annual grant of stock options to ensure comparability with the grants of stock options to executives at comparable companies. In accordance with recommendations made by Cook, the Committee developed share guidelines for the grant of stock options which are intended to be competitive with grants of stock options to executives of comparable companies. As a result of this market based model, on November 6, 1996 options to purchase 35,000, 11,700, 11,700, 7,100 and 7,100 shares were granted to Messrs. Ryan, Verrill, Shea, Beyer and Fridlington, respectively.

     In 1994, Cook also evaluated overall stock ownership by management. Based on Cook's analysis, the Committee concluded that beneficial ownership by the Company's management was comparable to the holdings of managements of comparable banking institutions, but that some increase in ownership opportunity was warranted in order to further encourage a long-term commitment by senior management. As a result, and based on Cook's proposal in 1994, the Committee determined to consider granting to the President and Chief Executive Officer options to acquire 30,000 shares and to each of the Executive Vice Presidents options to acquire 15,000 shares and to consider further option grants to these executives in each of the next two years if warranted by the Company's performance. Those options have an exercise price equal to the higher of the fair market value of shares on the date of grant or a specified date later in the year of grant and are generally exercisable only after five years of continued employment following the grant. This practice was continued in 1996 because of the overall performance of the Company during this year.

     The Committee has considered changes in the Code pursuant to which publicly-held companies will be subject to a maximum income tax deduction of $1 million with respect to annual compensation paid to any one of the Chief Executive Officer or the other officers appearing in the Summary Compensation Table above (with certain exceptions for "performance based" compensation). Compensation resulting from the exercise of stock options is not taken into consideration in applying this limit if certain requirements are met; the stock options granted pursuant to the Company's 1996 Equity Incentive Plan have been structured with the intent of meeting such requirements. The Committee believes that the likelihood of any impact on the Company from this change in the tax law is remote at this time.

                                          Respectfully submitted,

                                          Katherine M. Greenleaf, Chairperson
                                          Everett W. Gray
                                          Andrew W. Greene
                                          Pamela P. Plumb

PERFORMANCE GRAPH

     The following graph compares the yearly cumulative total return on the Common Stock over a five-year measurement period with (i) the yearly cumulative total return on the stocks included in the Standard & Poor's 500 Stock Index and
(ii) the yearly cumulative total return on the stocks included in the Keefe Bruyette & Woods, Inc. ("KBW") New England Bank Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.

Peoples Heritage Financial Group, Inc. (PHBK) v. The Five Year Total Return for
                                      the
                  KBW New England Bank Index and S&P 500 Index

                     INDEX OF TOTAL RETURN (12/31/91 = 100)

-----------------------------------------------------------------------
             S&P 500   KBW NEW ENGLAND     PHBK         PRICE PLUS
 DATE         INDEX       BANK INDEX     INDEXED   CUMULATIVE DIVIDENDS
-----------------------------------------------------------------------
12/31/91     100.00         100.00        100.00          $ 2.625
12/31/92     107.61         175.64        371.43          $ 9.750
12/31/93     118.39         234.48        457.14          $12.000
12/31/94     119.99         236.05        465.55          $12.221
12/31/95     164.92         368.43        910.37          $23.897
12/31/96     202.69         508.88       1153.36          $30.276
-----------------------------------------------------------------------

                                  SOURCE: KEEFE, BRUYETTE & WOODS, INC.

INDEBTEDNESS OF MANAGEMENT

     Directors, officers and employees of the Company and its subsidiaries are permitted to borrow from the Company's banking subsidiaries in accordance with the requirements of federal and state law. All loans made by the Company's banking subsidiaries to Directors and executive officers or their related interests have been made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. It is the belief of management of the Company that at the time of origination these loans neither involved more than the normal risk of collectibility nor presented any other unfavorable features. As of December 31, 1996, the Company's banking subsidiaries had $17.5 million of loans outstanding to Directors and executive officers of the Company and its subsidiaries and their related interests.

CERTAIN TRANSACTIONS

     The law firm of Marden, Dubord, Bernier & Stevens, of which Robert A. Marden is a partner, provides legal services to Peoples Heritage Bank from time to time in the ordinary course of business. The law firm of Crocker, Philbrook & Crouch, P.A., of which Malcolm Philbrook is a partner, provides legal services to Peoples Heritage Bank from time to time in the ordinary course of business. Blue Cross/Blue Shield of Maine, of which Andrew Greene is President, Chief Executive Officer and Director, is one of two companies which provide health insurance to employees of the Company and its banking subsidiaries. Downeast Mortgage Corp., of which Carol L. Mitchell's spouse is owner, acts as a correspondent lender to Peoples Heritage Bank. In addition to the foregoing, Peoples Heritage Bank, as successor to Oxford Bank & Trust, leases the main office of its Oxford Division from Robert P. Bahre under a lease which provides for a current annual base rental of $177,468.

     The Company believes that the foregoing transactions are fair to and in the best interests of the Company and its stockholders.

                PROPOSAL TO ADOPT THE AMENDED AND RESTATED 1995
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                                 (PROPOSAL TWO)

     In 1995, the Board of Directors of the Company adopted the Plan, pursuant to which each person who was elected or appointed as a non-employee director of the Company and Peoples Heritage Bank shall automatically receive an option to purchase 1,000 shares of Common Stock effective as of the date of the Company's annual meeting of stockholders. The number of shares of Common Stock initially reserved for issuance upon exercise of options granted under the Plan was 75,000, of which only 37,000 shares were available as of December 31, 1996 to fund additional options granted under the Plan. As a result, the Board of Directors of the Company recently amended the Plan to increase the total number of shares of Common Stock reserved for issuance upon exercise of options granted thereunder from 75,000 to 265,000. In addition, the Board of Directors of the Company also recently amended the Plan to permit the grant of options to purchase shares of Common Stock to each non-employee Director of the Company and to each non-employee Director of any subsidiary of the Company which may be designated by the Board of Directors of the Company or a duly authorized committee thereof to participate in the Plan. Options may be granted to such persons under the Restated Plan at such times and in such amounts as may be determined by the Board of Directors of the Company or any such committee. These changes increase the flexibility of the Company to grant options to non-employee directors of the Company, as well as permit the Company to grant awards to non-employee directors of Bank of New Hampshire and Family Bank, both of which were acquired by the Company after adoption of the Plan in 1995, in addition to the non-employee directors of Peoples Heritage Bank, as currently permitted by the terms of the Plan. As a result of recent amendments to the rules promulgated by the Commission under Section 16 of the Exchange Act, the Plan also has been amended to provide that options awarded to non-employee Directors thereunder shall be vested and exercisable from the date of grant and not following six months thereafter, as was originally provided in the Plan in order to ensure that the grant of options under the Plan would not be deemed a purchase of Common Stock for purposes of the short-swing profits recovery provision of
Section 16(b) of the Exchange Act. Finally, the Plan has been amended to provide for administration by the Board of Directors or a duly authorized committee thereof. The Plan has been restated to reflect the foregoing changes.

     Set forth below is a description of the principal terms of the Restated Plan. The description is only a summary and is qualified by reference to the text of the Restated Plan, a copy of which is attached hereto as Exhibit A.

PURPOSES AND ELIGIBILITY

     The purposes of the Restated Plan are to attract and retain the services of experienced and knowledgeable non-employee Directors of the Company and each subsidiary of the Company as may be designated by the Board of Directors of the Company or a duly authorized committee thereof to participate in the Restated Plan

(each a "Subsidiary" and collectively, the "Subsidiaries"). It is intended that options granted under the Restated Plan will provide an incentive for non-employee Directors of the Company and participating Subsidiaries to increase their proprietary interests in the Company's long-term success and progress.

ADMINISTRATOR

     The Restated Plan shall be administered by the Board of Directors of the Company or a duly authorized committee thereof consisting solely of two or more Non-Employee Directors, as defined in Rule 16b-3 under the Exchange Act (the "Plan Administrator"). The Plan Administrator shall have the power to make determinations regarding awards to non-employee Directors of the Company and participating Subsidiaries under the Restated Plan, to determine participating Subsidiaries under the Restated Plan, to construe the provisions of the Restated Plan, to determine all questions arising under the Restated Plan and to adopt and amend such rules and regulations for the administration of the Restated Plan as it may deem desirable.

SHARES RESERVED

     The number of shares of Common Stock reserved for issuance upon exercise of options granted under the Restated Plan is 265,000. The shares of Common Stock issued on exercise of options granted under the Restated Plan may be authorized but unissued shares and/or shares subsequently acquired by the Company in public or private transactions. If any option granted under the Restated Plan expires or terminates without being exercised in full, the shares subject to the unexercised portion shall be available for reissuance under the Restated Plan.

GRANTS, VESTING AND EXERCISE PRICE OF OPTIONS

     Each Director of the Company and each Director of a participating Subsidiary who in each case is not an employee of the Company or a parent or Subsidiary of the Company shall be eligible to receive an option to purchase shares of Common Stock under the Restated Plan. Options may be granted to such persons under the Restated Plan at such times and in such amounts as may be determined by the Plan Administrator. The Plan Administrator shall promptly notify each Director of each option granted to that Director under the Restated Plan and each such option shall be evidenced by an option agreement duly executed on behalf of the Company and by the optionee.

     The exercise price per share for shares of Common Stock which may be acquired upon exercise of an option granted under the Restated Plan shall be the fair market value per share of the Common Stock on the day the option is granted. For purposes of the Restated Plan, under current circumstances "fair market value" shall be the per share closing price of the Common Stock on the date in question on the Nasdaq Stock Market's National Market.

     Each option granted under the Restated Plan shall have a term of ten years from the date of grant, provided that in the event that an optionee ceases to be a Director of the Company or a participating Subsidiary for any reason, the unexercised portion of any option granted under the Restated Plan held by such optionee shall expire as of the earlier of the termination date of the option or the first anniversary of the day the optionee ceases to be a Director of the Company or a participating Subsidiary. Subject to the foregoing, an option granted under the Restated Plan shall be exercisable in whole or in part on any business day or days during its term. An option may be exercised by giving written notice to the Company stating the number of shares of Common Stock with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be made in whole or in part (i) in cash or by check or (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker directing the broker to sell the shares of Common Stock subject to the option and then to properly deliver to the Company the amount of sale proceeds to pay the exercise price.

TRANSFERABILITY

     Except as may be approved by the Plan Administrator, an option granted under the Restated Plan may not be sold, transferred, assigned, pledged, hypothecated, attached, executed upon or otherwise disposed of in whole or in part in any way other than by will or the laws of descent and distribution. A beneficiary may be designated with respect to an option in the event of the death of the optionee.

LIMITATION AS TO DIRECTORSHIP

     Neither the Restated Plan nor the grant of an option thereunder, nor any other action taken pursuant to the Restated Plan, shall constitute or be evidence of any agreement or understanding that an optionee has the right to continue as a Director of the Company or a participating Subsidiary for any period of time.

CAPITAL ADJUSTMENTS

     In the event that the Plan Administrator determines that any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock such that an adjustment is determined by the Plan Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Restated Plan, then the Plan Administrator shall, in such manner as it may deem equitable, adjust any or all of the aggregate number and class of shares for which options may be granted under the Restated Plan, the number and class of shares covered by each outstanding option under the Restated Plan and the exercise price per share of each such outstanding option. In the event of any adjustment in the number of shares of Common Stock covered by an option granted under the Restated Plan, any fractional shares shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

EFFECTIVE DATE; TERMINATION AND AMENDMENT

     The Plan initially became effective upon adoption by the Board of Directors and stockholders of the Company in 1995. The amendments to the Plan increasing the total number of shares of Common Stock which may be issued upon exercise of options granted thereunder and otherwise amending and restating the Plan became effective upon adoption by the Board of Directors of the Company on January 28, 1997, subject to approval of the stockholders of the Company at the Annual Meeting. In the event of such approval, the Restated Plan shall continue in effect until it is terminated in accordance with its terms.

     Subject to any approval of the Company's stockholders required under applicable law, the Board of Directors of the Company may amend, terminate or suspend the Restated Plan at any time, provided that no such action shall adversely affect any then-outstanding options granted thereunder.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is only a summary of the principal federal income tax consequences of options granted under the Restated Plan, and is based on existing federal law (including administrative regulations and rulings), which is subject to change, in some cases retroactively. This discussion also is qualified by the particular circumstances of individual optionees, which may substantially alter or modify the federal income tax consequences herein discussed.

     No income generally will be recognized by an optionee at the time of the grant of an option under the Restated Plan. Under present law, the optionee generally will recognize ordinary income at the time the option is exercised equal to the aggregate fair market value of the shares of Common Stock acquired less the option exercise price.

     Shares acquired upon exercise of an option granted under the Restated Plan will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee generally will recognize capital gain or loss. Provided the shares are held by the optionee for more than one year prior to the disposition, such gain or loss will be long-term capital gain or loss.

     The Company generally will be entitled to a deduction equal to the ordinary income (i.e., compensation) portion of the gain recognized by the optionee in connection with the exercise of an option granted under the Restated Plan, provided that the Company complies with any withholding requirements of federal and state law.

GRANT OF OPTIONS

     Each of the 12 non-employee directors of the Company and the 10 non-employee directors of Peoples Heritage Bank will receive an option to purchase 1,000 shares of Common Stock on the date of the Annual Meeting in accordance with the terms of the existing Plan. In addition, and subject to approval of the Restated Plan by the stockholders of the Company at the Annual Meeting, directors of Bank of New Hampshire and/or Family Bank may receive options to purchase shares of Common Stock on the date of the Annual Meeting or thereafter in accordance with the terms of the Restated Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE "FOR" APPROVAL OF THE AMENDED AND RESTATED 1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL THREE)

     The Board of Directors of the Company has appointed KPMG Peat Marwick, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 1997, and has further directed that selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     Representatives from KPMG Peat Marwick will be present at the Annual Meeting and will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK AS INDEPENDENT AUDITORS FOR 1997.

                             STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders, which is scheduled to be held in April 1998, must be received at the principal executive offices of the Company, One Portland Square, P.O. Box 9540, Portland, Maine 04112-9540, Attention: Carol L. Mitchell, Esq., Executive Vice President, General Counsel, Secretary and Clerk, no later than November 22, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next annual meeting of stockholders. It is urged that any stockholder proposals be sent certified mail, return-receipt requested.

     Stockholder proposals which are not presented to the Company for inclusion in its proxy solicitation materials in compliance with Rule 14a-8 under the Exchange Act must comply with the Company's Bylaws with respect to any proposal to be presented at the Company's next annual meeting of stockholders. To be properly brought before an annual meeting of stockholders pursuant to the Company's Bylaws, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors,
(b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder of the Company, the stockholder must have given timely notice thereof in writing to the Clerk of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days prior to the anniversary date of the immediately preceding annual meeting. Stockholder proposals for the annual meeting of stockholders of the Company in 1998 must be received at the executive offices of the Company by January 22, 1998. A stockholder's notice should be sent to Carol L. Mitchell, Esq., Executive Vice President, General Counsel, Secretary and Clerk, Peoples Heritage Financial Group, Inc., One Portland Square, P.O. Box 9540, Portland, Maine 04112-9540, and must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address as they appear on the books of the Company of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business.

                                 ANNUAL REPORTS

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1996 accompanies this Proxy Statement. Such report is not part of the proxy solicitation materials.

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K REQUIRED TO BE FILED WITH THE COMMISSION UNDER THE EXCHANGE ACT. UPON WRITTEN REQUEST AND A PAYMENT OF A COPYING CHARGE OF TEN CENTS PER PAGE, THE COMPANY ALSO WILL FURNISH TO ANY STOCKHOLDER A COPY OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO CAROL L. MITCHELL, ESQ., EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL, SECRETARY AND CLERK, PEOPLES HERITAGE FINANCIAL GROUP, INC., ONE PORTLAND SQUARE, P.O. BOX 9540, PORTLAND, MAINE 04112-9540. SUCH REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                 OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company. The Company has retained Morrow & Co., a professional proxy solicitation firm, to assist in the solicitation of proxies. The fee arrangement with such firm is $5,000 plus reimbursement for out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, Directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                                                       EXHIBIT A

                              AMENDED AND RESTATED
                     PEOPLES HERITAGE FINANCIAL GROUP, INC.
               1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                             ARTICLE I -- PURPOSES

     The purposes of this Amended and Restated Peoples Heritage Financial Group, Inc. 1995 Stock Option Plan for Non-Employee Directors (the "Plan") are to attract and retain the services of experienced and knowledgeable non-employee directors of Peoples Heritage Financial Group, Inc. (the "Company") and each subsidiary of the Company as may be designated by the Board of Directors of the Company (the "Board") or a duly authorized committee thereof to participate in the Plan (each a "Subsidiary" and collectively, the "Subsidiaries") and to provide an incentive for such non-employee directors of the Company and any such participating Subsidiaries to increase their proprietary interests in the Company's long-term success and progress.

                    ARTICLE II -- SHARES SUBJECT TO THE PLAN

     Subject to adjustment in accordance with Article VI hereof, the total number of shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), which may be issued upon exercise of options which may be granted hereunder is 265,000 (the "Shares"). The Shares issued upon exercise of options granted hereunder (each on "Option" and collectively, "Options") may, at the discretion of the Board, be shares presently authorized but unissued and/or shares subsequently acquired by the Company in public or private transactions. If any Option granted under this Plan expires or terminates without being exercised in full, the Shares subject to the unexercised portion shall be available for reissuance under the Plan.

                   ARTICLE III -- ADMINISTRATION OF THE PLAN

     The administrator of this Plan (the "Plan Administrator") shall be the Board or a duly authorized committee thereof consisting solely of two or more Non-Employee Directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Plan Administrator shall have the power to make determinations regarding awards to non-employee Directors of the Company and participating Subsidiaries under this Plan, to determine participating Subsidiaries under this Plan, to construe the provisions of this Plan, to determine all questions arising under this Plan and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable, subject to Article IX of this Plan.

                          ARTICLE IV -- OPTION GRANTS

     Each Director of the Company and each Director of a participating Subsidiary who in each case is not an employee of the Company or any parent or Subsidiary of the Company shall be eligible to receive an option to purchase Shares under this Plan. Options may be granted to such persons under this Plan at such times and in such amounts as may be determined by the Plan Administrator. Options granted to Directors of the Company or a participating Subsidiary ("Optionees") shall be vested and exercisable according to the terms of Article V below.

                           ARTICLE V -- OPTION TERMS

     5.1 OPTION AGREEMENT. The Plan Administrator shall promptly notify each Director of the Company or a participating Subsidiary of each Option granted to that Director. Each Option granted under this Plan shall be evidenced by an option agreement (an "Agreement") duly executed on behalf of the Company and by the Optionee. Each Agreement shall comply with and be subject to the terms and conditions of this Plan and may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Plan Administrator.

     5.2 OPTION EXERCISE PRICE. The exercise price per share for an Option shall be the fair market value per share of Common Stock on the date of grant. For purposes of the Plan, "fair market value" shall be the per share closing sale price of the Common Stock on the date in question on the principal United States securities exchange registered under the Exchange Act on which the Common Stock is listed or, if the Common Stock is not listed on any such exchange, the per share closing sale price of a share of Common Stock on the Nasdaq Stock Market's National Market or any other such system then in use, or if no quotations are available, the most recent average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market.

     5.3 TERM OF OPTIONS. Each Option shall have a term which extends from the date of grant through the tenth anniversary of the date of grant (the "Termination Date"), provided that in the event that an Optionee ceases to be a Director of the Company or a participating Subsidiary for any reason, the unexercised portion of any Option held by such Optionee shall expire as of the earlier of the Termination Date of the Option or the first anniversary of the day the Optionee ceases to be a Director of the Company or a participating Subsidiary.

     5.4 EXERCISABILITY OF OPTION. An Option shall be exercisable on the date of grant and thereafter shall remain exercisable throughout its term, subject to earlier termination as provided in Section 5.3 hereof. During the period it is exercisable, as described immediately above, an Option may be exercised in whole or in part on any business day or days chosen by the Optionee, provided, however, that only whole Shares shall be issued pursuant to the exercise of an Option.

     5.5 MANNER OF EXERCISE. An Option shall be exercised by giving written notice, signed by the person exercising the Option, to the Company stating the number of Shares with respect to which the Option is being exercised, accompanied by payment in full for such Shares, which payment may be in whole or in part (i) in cash or by check or (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker directing the broker to sell the Shares and then to properly deliver to the Company the amount of sale or loan proceeds to pay the exercise price, all in accordance with applicable laws and regulations.

     5.6 TRANSFERABILITY. Except as may be approved by the Plan Administrator, an Option shall not be sold, transferred, assigned, pledged, hypothecated, attached, executed upon or otherwise disposed of in whole or in part in any way other than by will or the laws of descent and distribution or as specifically provided herein. The transfer by an Optionee to a trust created by the Optionee for the benefit of the Optionee or the Optionee's family which is revocable at any and all times during the Optionee's lifetime by the Optionee and as to which the Optionee is the sole trustee during his or her lifetime will not be deemed to be a transfer for purposes of the Plan. Under such rules and regulations as the Plan Administrator may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Option in the event of the death of an Optionee. If the estate of the Optionee is the beneficiary with respect to an Option, any rights with respect to such Option may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of such Optionee or pursuant to the laws of descent and distribution.

     5.7 NO SPECIAL RIGHTS. The Optionee or the Optionee's successor-in-interest shall have no rights as a stockholder with respect to any Shares which may be purchased by exercise of an Option unless and until a certificate representing such Shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     5.8 LIMITATION AS TO DIRECTORSHIP. Neither this Plan, the granting of an Option hereunder nor any other action taken pursuant hereto shall constitute or be evidence of any agreement or understanding, express or implied, that an Optionee has a right to continue as a Director of the Company or a Subsidiary of the Company for any period of time.

     5.9 COMPLIANCE WITH LAWS AND REGULATIONS. All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue any certificates for any Shares upon the exercise of an Option granted under this Plan, or record as a holder of record of Shares the name of the individual exercising an Option under this Plan, prior to completion of any registration or qualification or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any governmental or regulatory body, which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise or issuance would be contrary to applicable laws and regulations.

     5.10 WITHHOLDING OF TAXES. The Company may make such provisions as it deems appropriate for the withholding by the Company pursuant to federal or state income tax laws of such amounts as the Company determines it is required to withhold in connection with any Option. The Company may require an Optionee to satisfy any relevant tax requirements before authorizing any issuance of Shares to such Optionee or payment of any other benefit hereunder to such Optionee. Any such settlement shall be made in the form of cash, check or such other form of consideration as is satisfactory to the Board of Directors, including without limitation Shares acquired upon exercise of an Option.

                       ARTICLE VI -- CAPITAL ADJUSTMENTS

     In the event that the Plan Administrator determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Plan Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Plan Administrator shall, in such manner as it may deem equitable, adjust any or all of the aggregate number and class of Shares for which Options may be granted under this Plan, the number and class of Shares covered by each outstanding Option under this Plan and the exercise price per Share of each such outstanding Option. In the event of any adjustment in the number of Shares covered by any Option, any fractional Shares resulting from such adjustment shall be disregarded and each such Option shall cover only the number of full Shares resulting from such adjustment.

                      ARTICLE VII -- EXPENSES OF THE PLAN

     All costs and expenses related to the adoption and administration of this Plan shall be borne by the Company and none of such expenses shall be charged to any Optionee.

            ARTICLE VIII -- EFFECTIVE DATE AND DURATION OF THE PLAN

     This Plan initially became effective upon adoption by the Board and stockholders of the Company in 1995. The amendments to this Plan increasing the total number of shares of Common Stock which may be issued upon exercise of Options granted hereunder from 75,000 to 265,000 and otherwise amending and restating this Plan became effective upon adoption by the Board on January 28, 1997, subject to approval of the Company's stockholders at or before the next annual meeting of stockholders of the Company. In the event of such approval, this Plan shall continue in effect until it is terminated by action of the Board.

              ARTICLES IX -- TERMINATION AND AMENDMENT OF THE PLAN

     Subject to any approval of the Company's stockholders required under applicable law, the Board may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion, provided that no such action shall adversely affect any then-outstanding Options.

                           ARTICLE X -- MISCELLANEOUS

     10.1 OTHER PLANS. Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or benefits to directors generally, which the Company or a Subsidiary now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, insurance, stock purchase, incentive compensation or bonus plan.

     10.2 SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender, as the context may require.

     10.3 APPLICABLE LAW. This Plan shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws of the State of Maine.

     10.4 SUCCESSORS AND ASSIGNS. This Plan and any Agreement with respect to an Option shall be binding upon the successors and assigns of the Company and upon each Optionee and such Optionee's heirs, executors, administrators, personal representatives, permitted assignees and successors in interest.

     Adopted by the Board of Directors of the Company on January 24, 1995 and amended and restated by such Board of Directors on January 28, 1997.

                     PEOPLES HERITAGE FINANCIAL GROUP, INC.

                                 REVOCABLE PROXY
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned, as a holder of Common Stock of Peoples Heritage Financial Group, Inc. (the "Company"), hereby appoints each of O. William Robertson and Roger B. Percival as Proxies, with the full power of substitution, to represent and to vote as designated on the reverse of this card all of the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Portland Marriott Hotel, 200 Sable Oaks Drive, South Portland, Maine 04106, on Tuesday, April 22, 1997, at 10:30 a.m., local time, or any adjournment thereof.

          THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IT EXERCISED.

     SHARES OF COMMON STOCK OF THE COMPANY WILL BE VOTED AS SPECIFIED. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE PROPOSAL TO ADOPT AN AMENDED AND RESTATED 1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS AND FOR THE RATIFICATION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1997. IF ANY OTHER MATTER IS PROPERLY REPRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS APPOINTED AS PROXIES.

           IMPORTANT: PLEASE DATE AND SIGN THE PROXY ON REVERSE SIDE.


A  [X]  PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE.



                     FOR all listed          WITHHOLD
                    nominees (except       AUTHORITY to
                    as marked to the    vote for all listed
                    contrary herein)         nominees                                                       FOR   AGAINST   ABSTAIN
1.  Election of                                                2.  To adopt an Amended and Restated 1995
    Directors:           [  ]                 [  ]                 Stock Option Plan for Non-Employee
                                                                   Directors.                               [  ]    [  ]     [  ]
INSTRUCTIONS: To withhold authority to vote for
any individual nominee, write that nominee's name in           3.  Ratification of the appointment of KPMG
the line provided below.                                           Peat Marwick LLP as the Company's
                                                                   independent auditors for the year ending
____________________________________________________               December 31, 1997.                       [  ]    [  ]     [  ]

NOMINEES FOR THREE-YEAR TERM EXPIRING IN 2000:                 4.  In their discretion, upon any other matter that may properly come
            Andrew W. Greene                                       before the Annual Meeting of Stockholders or any adjournment
            Malcolm W. Philbrook, Jr.                              thereof.
            Paul R. Shea
            John E. Veasey                                           THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A
                                                                   VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR THE
NOMINEE FOR TWO-YEAR TERM EXPIRING IN 1999:                        OTHER PROPOSALS. SUCH VOTES ARE HEREBY SOLICITED BY THE
            Robert A. Marden                                       BOARD OF DIRECTORS.

NOMINEE FOR ONE-YEAR TERM EXPIRING IN 1998:                    NOTE: IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE DATE AND
            Davis P. Thurber                                   SIGN EACH CARD AND RETURN ALL PROXY CARDS IN THE ENCLOSED ENVELOPE.


Signature _________________________________________  ___________________________________  Dated:______________________________, 1997
                                                                 (PRINT NAME)

IMPORTANT: Please sign your name exactly as it appears hereon. When shares are held as joint tenants, either may sign. When signing as an attorney, executor, administrator, trustee or guardian, add such title to your signature.

                     PEOPLES HERITAGE FINANCIAL GROUP, INC.

                                 REVOCABLE PROXY
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 1997

          THIS BALLOT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, as a holder of Common Stock of Peoples Heritage Financial Group, Inc. (the "Company"), pursuant to the Company's Profit Thrift Incentive Plan (the "TIP"), hereby instructs Peoples Heritage Bank, as Trustee for the TIP, to vote as designated on the reverse of this card all of the shares of Common Stock of the Company which the undersigned holds pursuant to the TIP at the Annual Meeting of Stockholders to be held at the Portland Marriott Hotel, 200 Sable Oaks Drive, South Portland, Maine 04106, on Tuesday, April 22, 1997, at 10:30 a.m., local time, or any adjournment thereof.

     SHARES OF COMMON STOCK OF THE COMPANY WILL BE VOTED AS SPECIFIED. IF YOU RETURN THIS BALLOT PROPERLY SIGNED BUT DO NOT OTHERWISE SPECIFY, SHARES WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR THE OTHER PROPOSALS SET FORTH ON THE REVERSE SIDE. IF YOU DO NOT RETURN THIS BALLOT, SHARES HELD BY YOU PURSUANT TO THE TIP WILL BE VOTED BY THE TRUSTEE IN ITS DISCRETION IN ACCORDANCE WITH THE EXERCISE OF ITS FIDUCIARY DUTY.

           IMPORTANT: PLEASE DATE AND SIGN THE BALLOT ON REVERSE SIDE.


A  [X]  PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE.



                     FOR all listed          WITHHOLD
                    nominees (except       AUTHORITY to
                    as marked to the    vote for all listed
                    contrary herein)         nominees                                                       FOR   AGAINST   ABSTAIN
1.  Election of                                                2.  To adopt an Amended and Restated 1995
    Directors:           [  ]                 [  ]                 Stock Option Plan for Non-Employee
                                                                   Directors.                               [  ]    [  ]     [  ]
INSTRUCTIONS: To withhold authority to vote for
any individual nominee, write that nominee's name in           3.  Ratification of the appointment of KPMG
the line provided below.                                           Peat Marwick LLP as the Company's
                                                                   independent auditors for the year ending
____________________________________________________               December 31, 1997.                       [  ]    [  ]     [  ]

NOMINEES FOR THREE-YEAR TERM EXPIRING IN 2000:                 4.  In their discretion, upon any other matter that may properly come
            Andrew W. Greene                                       before the Annual Meeting of Stockholders or any adjournment
            Malcolm W. Philbrook, Jr.                              thereof.
            Paul R. Shea
            John E. Veasey                                           THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A
                                                                   VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR THE
NOMINEE FOR TWO-YEAR TERM EXPIRING IN 1999:                        OTHER PROPOSALS. SUCH VOTES ARE HEREBY SOLICITED BY THE
            Robert A. Marden                                       BOARD OF DIRECTORS.

NOMINEE FOR ONE-YEAR TERM EXPIRING IN 1998:                    NOTE: IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE DATE AND
            Davis P. Thurber                                   SIGN EACH CARD AND RETURN ALL PROXY CARDS IN THE ENCLOSED ENVELOPE.


Signature _________________________________________  ___________________________________  Dated:______________________________, 1997
                                                                 (PRINT NAME)

IMPORTANT: Please sign your name exactly as it appears hereon. When shares are held as joint tenants, either may sign. When signing as an attorney, executor, administrator, trustee or guardian, add such title to your signature.

                     PEOPLES HERITAGE FINANCIAL GROUP, INC.

                                 REVOCABLE PROXY
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 1997

          THIS BALLOT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, as a holder of Common Stock of Peoples Heritage Financial Group, Inc. (the "Company"), pursuant to the Company's Profit Sharing Employee Stock Ownership Plan (the "ESOP"), hereby instructs Peoples Heritage Bank, as Trustee for the ESOP, to vote as designated on the reverse of this card all of the shares of Common Stock of the Company which the undersigned holds pursuant to the ESOP at the Annual Meeting of Stockholders to be held at the Portland Marriott Hotel, 200 Sable Oaks Drive, South Portland, Maine 04106, on Tuesday, April 22, 1997, at 10:30 a.m., local time, or any adjournment thereof.

     SHARES OF COMMON STOCK OF THE COMPANY WILL BE VOTED AS SPECIFIED. IF YOU RETURN THIS BALLOT PROPERLY SIGNED BUT DO NOT OTHERWISE SPECIFY, SHARES WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR THE OTHER PROPOSALS SET FORTH ON THE REVERSE SIDE. IF YOU DO NOT RETURN THIS BALLOT, SHARES HELD BY YOU PURSUANT TO THE ESOP WILL BE VOTED BY THE TRUSTEE IN ITS DISCRETION IN ACCORDANCE WITH THE EXERCISE OF ITS FIDUCIARY DUTIES.

           IMPORTANT: PLEASE DATE AND SIGN THE BALLOT ON REVERSE SIDE.


A  [X]  PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE.



                     FOR all listed          WITHHOLD
                    nominees (except       AUTHORITY to
                    as marked to the    vote for all listed
                    contrary herein)         nominees                                                       FOR   AGAINST   ABSTAIN
1.  Election of                                                2.  To adopt an Amended and Restated 1995
    Directors:           [  ]                 [  ]                 Stock Option Plan for Non-Employee
                                                                   Directors.                               [  ]    [  ]     [  ]
INSTRUCTIONS: To withhold authority to vote for
any individual nominee, write that nominee's name in           3.  Ratification of the appointment of KPMG
the line provided below.                                           Peat Marwick LLP as the Company's
                                                                   independent auditors for the year ending
____________________________________________________               December 31, 1997.                       [  ]    [  ]     [  ]

NOMINEES FOR THREE-YEAR TERM EXPIRING IN 2000:                 4.  In their discretion, upon any other matter that may properly come
            Andrew W. Greene                                       before the Annual Meeting of Stockholders or any adjournment
            Malcolm W. Philbrook, Jr.                              thereof.
            Paul R. Shea
            John E. Veasey                                           THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A
                                                                   VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR THE
NOMINEE FOR TWO-YEAR TERM EXPIRING IN 1999:                        OTHER PROPOSALS. SUCH VOTES ARE HEREBY SOLICITED BY THE
            Robert A. Marden                                       BOARD OF DIRECTORS.

NOMINEE FOR ONE-YEAR TERM EXPIRING IN 1998:                    NOTE: IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE DATE AND
            Davis P. Thurber                                   SIGN EACH CARD AND RETURN ALL PROXY CARDS IN THE ENCLOSED ENVELOPE.


Signature _________________________________________  ___________________________________  Dated:______________________________, 1997
                                                                 (PRINT NAME)

IMPORTANT: Please sign your name exactly as it appears hereon. When shares are held as joint tenants, either may sign. When signing as an attorney, executor, administrator, trustee or guardian, add such title to your signature.

                    PEOPLES HERITAGE FINANCIAL GROUP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 1997

          THIS BALLOT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, as a holder of Common Stock of Peoples Heritage Financial Group, Inc. (the "Company"), pursuant to the Employee Stock Ownership Plan formerly maintained by Mid-Maine Savings Bank (the "ESOP"), hereby instructs Peoples Heritage Bank, as Trustee for the ESOP, to vote as designated on the reverse of this card all of the shares of Common Stock of the Company which the undersigned holds pursuant to the ESOP at the Annual Meeting of Stockholders to be held at the Portland Marriott Hotel, 200 Sable Oaks Drive, South Portland, Maine 04106, on Tuesday, April 22, 1997, at 10:30 a.m., local time, or any adjournment thereof.

     SHARES OF COMMON STOCK OF THE COMPANY WILL BE VOTED AS SPECIFIED. IF YOU RETURN THIS BALLOT PROPERLY SIGNED BUT DO NOT OTHERWISE SPECIFY, SHARES WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR THE OTHER PROPOSALS SET FORTH ON THE REVERSE SIDE. IF YOU DO NOT RETURN THIS BALLOT, SHARES HELD BY YOU PURSUANT TO THE ESOP WILL BE VOTED BY THE TRUSTEE IN ITS DISCRETION IN ACCORDANCE WITH THE EXERCISE OF ITS FIDUCIARY DUTIES.

           IMPORTANT: PLEASE DATE AND SIGN THE BALLOT ON REVERSE SIDE.


A  [X]  PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE.



                     FOR all listed          WITHHOLD
                    nominees (except       AUTHORITY to
                    as marked to the    vote for all listed
                    contrary herein)         nominees                                                       FOR   AGAINST   ABSTAIN
1.  Election of                                                2.  To adopt an Amended and Restated 1995
    Directors:           [  ]                 [  ]                 Stock Option Plan for Non-Employee
                                                                   Directors.                               [  ]    [  ]     [  ]
INSTRUCTIONS: To withhold authority to vote for
any individual nominee, write that nominee's name in           3.  Ratification of the appointment of KPMG
the line provided below.                                           Peat Marwick LLP as the Company's
                                                                   independent auditors for the year ended
____________________________________________________               December 31, 1997.                       [  ]    [  ]     [  ]

NOMINEES FOR THREE-YEAR TERM EXPIRING IN 2000:                 4.  In their discretion, upon any other matter that may properly come
            Andrew W. Greene                                       before the Annual Meeting of Stockholders or any adjournment
            Malcolm W. Philbrook, Jr.                              thereof.
            Paul R. Shea
            John E. Veasey                                           THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A
                                                                   VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR THE
NOMINEE FOR TWO-YEAR TERM EXPIRING IN 1999:                        OTHER PROPOSALS. SUCH VOTES ARE HEREBY SOLICITED BY THE
            Robert A. Marden                                       BOARD OF DIRECTORS.

NOMINEE FOR ONE-YEAR TERM EXPIRING IN 1998:                    NOTE: IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE DATE AND
            Davis P. Thurber                                   SIGN EACH CARD AND RETURN ALL PROXY CARDS IN THE ENCLOSED ENVELOPE.

                                                                                                  I plan to attend the meeting [  ]


Signature _________________________________________  ___________________________________  Dated:______________________________, 1997
                                                                 (PRINT NAME)

IMPORTANT: Please sign your name exactly as it appears hereon. When shares are held as joint tenants, either may sign. When signing as an attorney, executor, administrator, trustee or guardian, add such title to your signature.

                     PEOPLES HERITAGE FINANCIAL GROUP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 1997

          THIS BALLOT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, as a holder of Common Stock of Peoples Heritage Financial Group, Inc. (the "Company"), pursuant to the Family Bank, F.S.B. Employee Stock Ownership Plan (the "ESOP"), hereby instructs Peoples Heritage Bank, as Trustee for the ESOP, to vote as designated on the reverse of this card all of the shares of Common Stock of the Company which the undersigned holds pursuant to the ESOP at the Annual Meeting of Stockholders to be held at the Portland Marriott Hotel, 200 Sable Oaks Drive, South Portland, Maine 04106, on Tuesday, April 22, 1997, at 10:30 a.m., local time, or any adjournment thereof.

     SHARES OF COMMON STOCK OF THE COMPANY WILL BE VOTED AS SPECIFIED. IF YOU RETURN THIS BALLOT PROPERLY SIGNED BUT DO NOT OTHERWISE SPECIFY, SHARES WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR THE OTHER PROPOSALS SET FORTH ON THE REVERSE SIDE. IF YOU DO NOT RETURN THIS BALLOT, SHARES HELD BY YOU PURSUANT TO THE ESOP WILL BE VOTED BY THE TRUSTEE IN ITS DISCRETION IN ACCORDANCE WITH THE EXERCISE OF ITS FIDUCIARY DUTIES.

           IMPORTANT: PLEASE DATE AND SIGN THE BALLOT ON REVERSE SIDE.


A  [X]  PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE.



                     FOR all listed          WITHHOLD
                    nominees (except       AUTHORITY to
                    as marked to the    vote for all listed
                    contrary herein)         nominees                                                       FOR   AGAINST   ABSTAIN
1.  Election of                                                2.  To adopt an Amended and Restated 1995
    Directors:           [  ]                 [  ]                 Stock Option Plan for Non-Employee
                                                                   Directors.                               [  ]    [  ]     [  ]
INSTRUCTIONS: To withhold authority to vote for
any individual nominee, write that nominee's name in           3.  Ratification of the appointment of KPMG
the line provided below.                                           Peat Marwick LLP as the Company's
                                                                   independent auditors for the year ended
____________________________________________________               December 31, 1997.                       [  ]    [  ]     [  ]

NOMINEES FOR THREE-YEAR TERM EXPIRING IN 2000:                 4.  In their discretion, upon any other matter that may properly come
            Andrew W. Greene                                       before the Annual Meeting of Stockholders or any adjournment
            Malcolm W. Philbrook, Jr.                              thereof.
            Paul R. Shea
            John E. Veasey                                           THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A
                                                                   VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR THE
NOMINEE FOR TWO-YEAR TERM EXPIRING IN 1999:                        OTHER PROPOSALS. SUCH VOTES ARE HEREBY SOLICITED BY THE
            Robert A. Marden                                       BOARD OF DIRECTORS.

NOMINEE FOR ONE-YEAR TERM EXPIRING IN 1998:                    NOTE: IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE DATE AND
            Davis P. Thurber                                   SIGN EACH CARD AND RETURN ALL PROXY CARDS IN THE ENCLOSED ENVELOPE.

                                                                                                  I plan to attend the meeting [  ]


Signature _________________________________________  ___________________________________  Dated:______________________________, 1997
                                                                 (PRINT NAME)

IMPORTANT: Please sign your name exactly as it appears hereon. When shares are held as joint tenants, either may sign. When signing as an attorney, executor, administrator, trustee or guardian, add such title to your signature.

                                   Law Offices
                      ELIAS, MATZ, TIERNAN & HERRICK L.L.P.
                                   12th Floor
                              734 15th Street, N.W.
                             Washington, D.C. 20005
                            Telephone (202) 347-0300

                                 March 21, 1997

                                    VIA EDGAR



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re: Peoples Heritage Financial Group, Inc.
         File No. 0-16947
         --------------------------------------

Ladies and Gentlemen:

     Attached for filing on behalf of Peoples Heritage Financial Group, Inc. (the "Company") are the definitive Proxy Statement, form of proxy and other definitive solicitation materials to be used by the Company in connection with its annual meeting of stockholders to be held on April 22, 1997 (the "Annual Meeting"). These materials are being filed in accordance with the provisions of Regulation T.

     The Company intends to mail definitive proxy materials to stockholders on or about March 21, 1997.

     Please do not hesitate to contact the undersigned in the event that there are any questions or comments concerning the enclosed materials or if we can be of assistance in any way.

                                                  Sincerely yours,

                                                  /s/ Gerard L. Hawkins
                                                  ---------------------
                                                  Gerard L. Hawkins



GLH/dw
cc: National Association of Securities Dealers, Inc.
   (Nasdaq Stock Market's National Market) (three copies)

                                                [PEOPLES HERITAGE LOGO]
                                                  PEOPLES HERITAGE
                                                  FINANCIAL GROUP
                                                  I N C O R P O R A T E D
                                                    ONE PORTLAND SQUARE
                                                 PORTLAND, MAINE 04112-9540
                                                       207-761-8500

March 21, 1997


To: Participants in the Thrift Incentive Plan, 401(k), of Peoples
Heritage Financial Group, Inc.



As described in the enclosed materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's Annual Meeting of Stockholders. I hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the Company's Thrift Incentive Plan (the "TIP") will be voted.

Enclosed with this letter is the Proxy Statement which describes the matters to be voted upon, a voting instruction ballot which will permit you to vote the shares allocated to your account under the TIP, and a return envelope. After you have reviewed the Proxy Statement, I urge you to vote your shares in the TIP by marking, signing and returning the enclosed voting instruction ballot in the envelope provided to American Stock Transfer & Trust Company, the Company's transfer agent. Your voting instructions will remain completely confidential. Only the Company's transfer agent will have access to your ballot in order to certify the totals for the TIP to Peoples Heritage Bank, which acts as Trustee for the TIP, for the purpose of having those shares voted. No person associated with the Company or Peoples Heritage Bank will see the individual voting instructions.

I urge you to vote as a means of participating in the governance of the affairs of the Company. If your voting instructions are not received, the shares allocated to your account in the TIP will be voted by the Trustee in its discretion in accordance with the exercise of its fiduciary duties. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in the manner you deem appropriate. Please take a moment to do so.

                                                  Sincerely yours,



                                                  William J. Ryan
                                                  Chairman, President and
                                                  Chief Executive Officer

                                                [PEOPLES HERITAGE LOGO]
                                                  PEOPLES HERITAGE
                                                  FINANCIAL GROUP
                                                  I N C O R P O R A T E D
                                                    ONE PORTLAND SQUARE
                                                 PORTLAND, MAINE 04112-9540
                                                       207-761-8500


March 21, 1997


To: Participants in the Profit Sharing Employee Stock Ownership
Plan of Peoples Heritage Financial Group, Inc.



As described in the enclosed materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's Annual Meeting of Stockholders. I hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the Company's Profit Sharing Employee Stock Ownership Plan (the "ESOP") will be voted.

Enclosed with this letter is the Proxy Statement which describes the matters to be voted upon, a voting instruction ballot which will permit you to vote the shares allocated to your account under the ESOP, and a return envelope. After you have reviewed the Proxy Statement, I urge you to vote your shares in the ESOP by marking, signing and returning the enclosed voting instruction ballot in the envelope provided to American Stock Transfer & Trust Company, the Company's transfer agent. Your voting instructions will remain completely confidential. Only the Company's transfer agent will have access to your ballot in order to certify the totals for the ESOP to Peoples Heritage Bank, which acts as Trustee for the ESOP, for the purpose of having those shares voted. No person associated with the Company or Peoples Heritage Bank will see the individual voting instructions.

I urge you to vote as a means of participating in the governance of the affairs of the Company. If your voting instructions are not received, the shares allocated to your account in the ESOP will be voted by the Trustee in its discretion in accordance with the exercise of its fiduciary duties. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in the manner you deem appropriate. Please take a moment to do so.

                                                  Sincerely yours,




                                                  William J. Ryan,
                                                  Chairman, President and
                                                  Chief Executive Officer

                                                [PEOPLES HERITAGE LOGO]
                                                  PEOPLES HERITAGE
                                                  FINANCIAL GROUP
                                                  I N C O R P O R A T E D
                                                    ONE PORTLAND SQUARE
                                                 PORTLAND, MAINE 04112-9540
                                                       207-761-8500

March 21, 1997


To: Participants in the Profit Sharing Employee Stock Ownership
Plan of Mid-Maine Savings Bank.



As described in the enclosed materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's Annual Meeting of Stockholders. I hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the Profit Sharing Employee Stock Ownership Plan formerly maintained by Mid-Maine Savings Bank (the "ESOP") will be voted.

Enclosed with this letter is the Proxy Statement which describes the matters to be voted upon, a voting instruction ballot which will permit you to vote the shares allocated to your account under the ESOP, and a return envelope. After you have reviewed the Proxy Statement, I urge you to vote your shares in the ESOP by marking, signing and returning the enclosed voting instruction ballot in the envelope provided to American Stock Transfer & Trust Company, the Company's transfer agent. Your voting instructions will remain completely confidential. Only the Company's transfer agent will have access to your ballot in order to certify the totals for the ESOP to Peoples Heritage Bank, which acts as Trustee for the ESOP, for the purpose of having those shares voted. No person associated with the Company or Peoples Heritage Bank will see the individual voting instructions.

I urge you to vote as a means of participating in the governance of the affairs of the Company. If your voting instructions are not received, the shares allocated to your account in the ESOP will be voted by the Trustee in its discretion in accordance with the exercise of its fiduciary duties. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in the manner you deem appropriate. Please take a moment to do so.

                                                  Sincerely yours,



                                                  William J. Ryan,
                                                  Chairman, President and
                                                  Chief Executive Officer

                                                [PEOPLES HERITAGE LOGO]
                                                  PEOPLES HERITAGE
                                                  FINANCIAL GROUP
                                                  I N C O R P O R A T E D
                                                    ONE PORTLAND SQUARE
                                                 PORTLAND, MAINE 04112-9540
                                                       207-761-8500

March 21, 1997


To: Participants in the Employee Stock Ownership Plan of Family
Bank, FSB



As described in the enclosed materials, your proxy as a stockholder of the Company is being solicited in connection with the proposals to be considered at the Company's Annual Meeting of Stockholders. I hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the Family Bank, FSB Employee Stock Ownership Plan (the "ESOP") will be voted.

Enclosed with this letter is the Proxy Statement which describes the matters to be voted upon, a voting instruction ballot which will permit you to vote the shares allocated to your account under the ESOP, and a return envelope. After you have reviewed the Proxy Statement, I urge you to vote your shares in the ESOP by marking, signing and returning the enclosed voting instruction ballot in the envelope provided to American Stock Transfer & Trust Company, the Company's transfer agent. Your voting instructions will remain completely confidential. Only the Company's transfer agent will have access to your ballot in order to certify the totals for the ESOP to Peoples Heritage Bank, which acts as Trustee for the ESOP, for the purpose of having those shares voted. No person associated with the Company or Peoples Heritage Bank will see the individual voting instructions.

I urge you to vote as a means of participating in the governance of the affairs of the Company. If your voting instructions are not received, the shares allocated to your account in the ESOP will be voted by the Trustee in its discretion in accordance with the exercise of its fiduciary duties. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in the manner you deem appropriate. Please take a moment to do so.

                                                  Sincerely yours,



                                                  William J. Ryan,
                                                  Chairman, President and
                                                  Chief Executive Officer